Exhibit 99.1

News Release

Ambac Adopts Rights Plan Designed to Protect Use of Net Operating Losses

NEW YORK, Feb 03, 2010 (BUSINESS WIRE) -- Ambac Financial Group, Inc. (NYSE: ABK) (Ambac) announced today that it has adopted a tax benefit preservation shareholder rights plan ("rights plan"), effective today, designed to protect Ambac's valuable federal net operating losses (NOLs) under Section 382 of the Internal Revenue Code.

As of September 30, 2009, Ambac had NOLs amounting to approximately $4.5 billion. Ambac can utilize these tax attributes in certain circumstances to offset future U.S. taxable income and reduce its U.S. federal income tax liability, which may arise even in periods when Ambac incurs an accounting loss for reporting purposes. However, Ambac's ability to use its NOLs could be substantially limited if there were an "ownership change" as defined under Section 382 of the Internal Revenue Code. In general, an ownership change would occur if certain ownership changes related to Ambac's stock held by 5% or greater shareholders exceeded 50%, measured over a rolling up to three year period beginning with the last ownership change. These provisions can be triggered not only by merger and acquisition activity, but by normal market trading as well. The rights plan is designed to deter trading that would lead to the loss of Ambac's valuable NOLs and the resulting reduction in shareholder value.

David Trick, Chief Financial Officer, commented, "This rights plan has been structured and approved by the Board solely to protect all shareholders from the possibility of losing an important and valuable asset of the Company. It has a limited life and is not intended for defensive or anti-takeover purposes."

Under Ambac's rights plan, when a person or group has obtained beneficial ownership of 4.9% or more of Ambac's common stock, or an existing holder (as of February 2, 2010) with greater than 4.9% ownership acquires more shares representing an additional 1.0% of Ambac's common stock, there would be a triggering event causing significant dilution in the economic interest and voting power of such person or group.

Ambac's Board of Directors has the discretion to exempt an acquisition of common stock from the provisions of the rights plan if it determines that the acquisition will not jeopardize tax benefits or is otherwise in Ambac's best interests. The rights plan was adopted with the sole intent of preserving Ambac's tax attributes, and not with the goal of deterring any strategic transactions. The Board of Directors remains open to considering all alternatives to maximize stockholder value.

The rights plan will be limited in life, expiring upon the earlier to occur of (1) Ambac's Board of Directors' determination that the rights plan is no longer needed for the preservation of Ambac's tax attributes; (2) (i) February 2, 2011, if the plan has not been approved by a majority of Ambac's shareholders, or (ii) February 2, 2013, if shareholder approval is obtained; or (3) certain other events described in the rights plan. The plan may be terminated by the Board of Directors at any time prior to the preferred share purchase rights being triggered.

For purposes of the plan, beneficial owners of purchase contracts issued in connection with our outstanding equity units will be deemed to beneficially own the shares of common stock that are subject to such purchase contract.

Additional information regarding the tax benefit preservation rights plan will be contained in a Form 8-K and in a Registration Statement on Form 8-A that Ambac is filing with the Securities and Exchange Commission today.

About Ambac

Ambac Financial Group, Inc., headquartered in New York City, is a holding company whose affiliates provide financial guarantees and financial services to clients in both the public and private sectors around the world. Ambac's principal operating subsidiary, Ambac Assurance Corporation, a guarantor of public finance and structured finance obligations, has a Caa2 rating (developing outlook) from Moody's Investors Service, Inc. and a CC rating (outlook developing) from Standard & Poor's Ratings Services. Ambac Financial Group, Inc. common stock is listed on the New York Stock Exchange (ticker symbol ABK).

Forward-Looking Statements

This release contains statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any or all of management's forward-looking statements here or in other publications may turn out to be wrong and are based on Ambac's management current belief or opinions. Ambac's actual results may vary materially, and there are no guarantees about the performance of Ambac's securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) Ambac's liquidity is currently insufficient to fund its needs beyond the near term and failure to successfully execute on its current strategies could result in it running out of liquidity; (2) as a result of Ambac Assurance's deteriorating financial condition, regulators could commence delinquency proceedings; (3) difficult economic conditions, which may not improve in the near future, and adverse changes in the economic, credit, foreign currency or interest rate environment in the United States and abroad; (4) the actions of the U. S. Government, Federal Reserve and other government and regulatory bodies to stabilize the financial markets; (5) the risk that market risks impact assets in our investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap and currency swap transactions; (6) market spreads and pricing on insured CDOs and other derivative products insured or issued by Ambac; (7) the risk that holders of debt securities or counterparties on credit default swaps or other similar agreements seek to declare events of default or seek judicial relief or bring claims alleging violation or breach of covenants by Ambac or one of its subsidiaries; (8) default by one or more of Ambac Assurance's portfolio investments, insured issuers, counterparties or reinsurers; (9) inadequacy of reserves established for losses and loss expenses; (10) changes in capital requirements whether resulting from downgrades in our insured portfolio or changes in rating agencies' rating criteria or other reasons; (11) the risk that we may be required to raise additional capital, which could have a dilutive effect on our outstanding equity capital and/or future earnings; (12) our ability or inability to raise additional capital, including the risks that regulatory or other approvals for any plan to raise capital are not obtained, or that various conditions to such a plan, either imposed by third parties or imposed by Ambac or its Board of Directors, are not satisfied and thus potentially necessary capital raising transactions do not occur, or the risk that for other reasons the Company cannot accomplish any potentially necessary capital raising transactions; (13) credit risk throughout our business, including credit risk related to residential mortgage-backed securities and collateralized debt obligations ("CDOs") and large single exposures to reinsurers; (14) changes in Ambac's and/or Ambac Assurance's credit or financial strength ratings; (15) risks relating to the re-launch of Connie Lee as Everspan Financial Guarantee Corp.; (16) competitive conditions, pricing levels and reduction in demand for financial guarantee products; (17) credit and liquidity risks due to unscheduled and unanticipated withdrawals on investment agreements; (18) legislative and regulatory developments, including the Troubled Asset Relief Program and other programs under the Emergency Economic Stabilization Act and other similar programs; (19) changes in accounting principles or practices relating to the financial guarantee industry or that may impact Ambac's reported financial results; (20) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting, required under ASC Topic 815, to the portion of our credit enhancement business which is executed in credit derivative form, and due to the adoption of ASC Topic 944, which, among other things, introduces volatility in the recognition of premium earnings and losses; (21) the risk that our underwriting and risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss as a result of unforeseen risks; (22) operational risks, including with respect to internal processes, risk models, systems and employees; (23) factors that may influence the amount of installment premiums paid to Ambac; (24) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on our business, operations, financial position, profitability or cash flows; (25) the risk that reinsurers may dispute amounts owed us under our reinsurance agreements; (26) changes in tax laws; (27) other factors described in the Risk Factors section in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and also disclosed from time to time by Ambac in its subsequent reports on Form 10-Q and Form 8-K, which are or will be available on the Ambac website at www.ambac.com and at the SEC's website, www.sec.gov; and (28) other risks and uncertainties that have not been identified at this time. Readers are cautioned that forward-looking statements speak only as of the date they are made and that Ambac does not undertake to update forward-looking statements to reflect circumstances or events that arise after the date the statements are made. You are therefore advised to consult any further disclosures we make on related subjects in Ambac's reports to the SEC.